March 2026 Corporate Presentation neffy – the transformative needle-free solution for severe allergic reactions Exhibit 99.2 NASDAQ: SPRY

Forward-looking statements Statements in this presentation that are not purely historical in nature are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, without limitation, statements regarding: the potential market, demand and expansion opportunities for neffy; the belief ARS Pharma is positioned to accelerate market share expansion; the anticipated gross-to-net percentage range; the belief that real-world outcomes data support the clinical interchangeability of neffy and epinephrine injection and that dissemination of this data will have a positive impact on neffy prescriptions; the expected intellectual property protection for neffy; guidance regarding ARS Pharma’s future performance and results of operations, including any cash or cash equivalent resource projections; the design and potential benefits of neffy, including its needle-free, compact, portable and easy to use design, reliability, temperature stability, and the likelihood allergy patients and caregivers will choose to carry and dose neffy compared to needle-bearing options; the anticipated benefits of ARS Pharma’s ex-U.S. partnerships and co-promotion agreement; the expectation that the loan facility will enable ARS Pharma to execute on its strategic expansion plans and fuel continued growth; the timeline for regulatory decisions and commercialization of neffy outside of the United States; evaluations, judgments, and expectations regarding ARS Pharma’s marketing and commercialization strategies; the likelihood of neffy attaining favorable coverage and the expected timing of coverage decisions; the potential market opportunity for chronic spontaneous urticaria and demand for ARS-2, if approved, the potential for ARS Pharma’s intranasal epinephrine technology to expand into the urticaria indication and the estimated patient population for this indication, the anticipated timing for interim data from the urticaria trial, initiation of a Phase 3 clinical trial for ARS-2, and for launch of ARS-2; ARS Pharma’s expected competitive position; the expected composition and reach of ARS Pharma’s commercial force; the benefits of the "Get neffy on Us" program, and any statements of assumptions underlying any of the foregoing. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipate,” “demonstrate,” “expect,” “indicate,” “plan,” “potential,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon ARS Pharma’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation: the ability to obtain and maintain regulatory approval for neffy; results from clinical trials and non-clinical studies may not be indicative of results that may be observed in the future; the risk that ARS Pharma may not realize its expected return on investment from its DTC campaign; potential safety and other complications from neffy; the labeling for neffy in any future indication or patient population; the scope, progress and expansion of developing and commercializing neffy; ARS Pharma’s reliance on its licensing and co-promotion partners; the potential for payors and governments to delay, limit or deny coverage or reimbursements for neffy; the size and growth of the market therefor and the rate and degree of market acceptance thereof vis-à-vis intramuscular injectable products; net product sales may not be indicative of profitability or profitability at expected levels; reliance on survey results with small sample sizes; ARS Pharma’s ability to protect its intellectual property position; and the impact of government laws and regulations. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in ARS Pharma’s Annual Report on Form 10-K for the quarter ended December 31, 2025, filed with the SEC on March 9, 2026. This and other documents ARS Pharma files with the SEC can also be accessed on ARS Pharma’s website at ars-pharma.com by clicking on the link “Financial Filings” under the “Investors & Media” tab. The forward-looking statements included in this presentation are made only as of the date hereof. ARS Pharma assumes no obligation and does not intend to update these forward-looking statements, except as required by law. ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

neffy
(epinephrine nasal spray)
2 mg
Use in the Nose only
608019

Transforming the Emergency Treatment of Type I Allergic Reactions


neffy

- ***neffy®*: first and only FDA approved "no needle, no injection" solution** for the emergency treatment of Type I allergic reactions
- **Potential multi-billion US market opportunity ($3.5B Rx'ed, plus $7B expansion segment)** driven by HCP and patient preference and adoption[1]
- **Phase 2b CSU trial results expected in H2 2026 ($2B+ peak opportunity)**
- **Strong execution ($72.2M net US sales) in FY 2025, with seamless prescribing experience starting in mid-2026 to unlock significant growth**
    - Seamless prescribing: Launched $0 co-pay virtual prescriber option (***getneffy.com***) in November 2025 to reduce patient and HCP burden
    - DTC: new optimized advertising campaign launched in January 2026
    - Prescribing breadth: 22,500+ HCPs have prescribed ***neffy***, >50% repeat
    - GTN: ~50% target retention including future PBM additions and $0 co-pay
- **NCE-like IP exclusivity** potential with issued composition of matter and method of treatment patents until at least 2039
- **$245.0 million in cash,** cash equivalents and short-term investments[2]

ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

References: 1. Company estimates. **2.** As of 12/31/2025.

ARS PHARMA

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Anaphylaxis is Accompanied by Many Frequent Symptoms References: 1. Shaker MS, et al. J Allergy Clin Immunol. 2020. 2. Pistiner M, et al. J Allergy Clin Immunol Pract. 2021. 3. Jalil M, et al. Abstract at AAAAI 2020 Virtual Meeting. 4. Gonzelez-Estrada A, et al. Ann Allergy Asthma Immunol. 2018. 5. Lee S, et al. J Allergy Clin Immunol. 2017. 6. Lee S, et al. J Allergy Clin Immunol Pract. 2014. 7. Manivannan V, et al. Am J Emerg Med. 2014. 8. Wood RA, et al. J Allergy Clin Immunol 2014. 9. Walsh KE, et al. Pharmacoepidemiol Drug Saf 2013. 10. Decker WW, et al. J Allergy Clin Immunol. 2008. 11. Ross MP, et al. J Allergy Clin Immunol. 2008. 12. Webb LM & Lieberman P. Ann Allergy Asthma Immunol. 2006. 13. Ditto AM, et al. Ann Allergy Asthma Immunol. 1996. 14. Rudders SA, et al. Pediatrics. 2010. Note that some publications do not specify angioedema symptom subtype. Angioedema subtype frequency aggregated when reported. urticaria (hives, erythema) or angioedema (swelling of the face, lips, tongue or larynx) >85% >55% gastrointestinal (eg, vomiting, nausea) Common Anaphylaxis Symptoms Include: difficult breathing >40% ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

Type I Allergy Patients Face Significant Limitations with Other Treatment Options that *neffy* may help to address neffy
2 mg

PROBLEM:

ONLY 10% - 20% of patients with active Rx use as indicated[7]

SOLUTION:

neffy


neffy
2 mg

NO TREATMENT READILY AVAILABLE

Only 50% carry one[1] **(<20% carry two)**

SMALL

- Fits in your pocket; easy to carry the recommended 2 devices
- ~10% of cases require repeat doses of epinephrine[1]

REFUSAL OF TREATMENT

~25% - 60% do not administer [1,3,5,6]

NO NEEDLE NO INJECTION

- Rapid administration without a needle
- No risk of needle-related injuries; lacerations[2] or cardiotoxic blood vessel injections
- Less hesitation to dose

DELAY IN TREATMENT

~40% - 60% of patients delay[2]

EASIER AND MORE CONSISTENT DOSING

- Simple place and press administration (no hold time)
- 100% of adults and children dosed ***neffy*** successfully in human factors studies by reading the commercial instructions for use (IFU)

USER ERROR IN TREATMENT

23% - 35% fail to dose correctly[4]

RELIABLE

- 99.999% delivery of effective dose in reliability testing; not obstructed by any anaphylaxis symptoms; no inhalation required
- 30-month shelf-life at room temperature, with *neffy* stored at up to 3 months at high temperatures (122°F)

References: 1. Warren CM, et al. *Ann Allergy Asthma Immunol.* 2018. **2.** Rooney E, et al. Poster Presentation at *ACAAI 2022* (Louisville, KY). **3.** Brooks C, et al. *Ann Allergy Asthma Immunol.* 2017. 4. El Turki A, et al. *Emerg Med J.* 2017. **5.** Asthma and Allergy Foundation of American Patient Survey Report 2019. 6. Mehta GD, et al. *Expert Rev Clin Immunol.* 2023. **7.** ARS company estimates based on IQVIA data and references 1 through 6.

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ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

Addressing the Significant Unmet Needs in US Severe Allergic Reaction Patient Population

Epidemiology prevalence data estimates ~40M patients with type 1 allergic reactions[2-9]

~20M diagnosed and under physician care between 2021 - 2024[10]

6.5M prescribed epinephrine[10]
Primarily managed by allergists & pediatricians

~50% fill ~5.5M 2-pack units of injectables annually, but ~80-90% do not use as indicated[11]

~50% don't fill regularly, haven't refilled or haven't filled – an additional ~5.5M 2-pack unit opportunity[10]

~13.5M Type I diagnosed but not prescribed Rx (past 3 years)[10]
Primarily managed by non-allergists and non-pediatricians

Consistent Market Growth (Units)
+6.5% CAGR since 2010, +12.7% YoY in 2023[1]

Promotional Responsiveness
~50% increase over market growth trend with consumer promotion (2010 to 2015[1])

~11M+ two-packs X **$710** WAC/Rx X **~50%** GTN Yield = **~$3.5B+ peak net sales potential** *in initial addressable segments alone* + **~$7B+ potential** *in expansion segment[12]*

Not including increased units/patient as market research indicates

References: 1. Based on IQVIA prescription data through Sept 2025 (5.7M two-packs). **2.** Gupta RS, et al. *Pediatrics*. 2011. **3.** Gupta RS, et al. Pediatrics 2018. **4.** McGowan EC, et al. *J Clin Allergy Immunol*. 2013. **5.** Jackson KD, et al. *NCHS Data Brief*. 2013. **6.** Black LI, et al. CDC National Center for Health Statistics Data Brief. 2019. **7.** Gupta RS, et al. *JAMA Netw Open*. 2019. **8.** Verrill L, et al. *Allergy Asthma Pro*. 2015. **9.** Bilo BM, et al. *Current Opin Allergy Clin Immunol*. 2008. **10.** IQVIA Claims Data, 2023. **11.** Based on calculations from Warren CM, et al. *Ann Allergy Asthma Immunol*. 2018., Rooney E, et al. Poster Presentation at *ACAAI 2022* (Louisville, KY). Brooks C, et al. *Ann Allergy Asthma Immunol*. 2017., El Turki A, et al. *Emerg Med J*. 2017., Asthma and Allergy Foundation of American Patient Survey Report 2019, and Mehta GD, et al. *Expert Rev Clin Immunol*. 2023. **12.** Estimated based on 13.5M diagnosed, but not prescribed epinephrine Rx.

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ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

Ex-US partners enable ARS to focus exclusively on the United States

ARS has received US, EU, UK, China, AUS and JP approvals and is under review in CAN; these regions represent 98% of global epinephrine autoinjector sales[1]



US: 80%+ of WW sales[1]
ARS PHARMA
ALK
alfresa
pediatrix THERAPEUTICS
CSL

- Strong ex-US licensing partnering strategy with $570M in upfront & milestones in addition to attractive royalty streams on net sales
- Projected ~$425M USD *neffy* annual peak sales in ALK region for anaphylaxis only (excluding US, China, Japan, AUS/NZ)[2]

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© Australian Bureau of Statistics, GeoNames, Microsoft, Navinfo, OpenStreetMap, TomTom, Zenrin

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References: 1. 2023 IQVIA data based on estimated gross-to-net for generic and branded autoinjector products in the United States. **2.** ALK Press Release (Nov 9, 2024) ALK licenses rights to neffy®, the first approved adrenaline nasal spray for emergency treatment of allergic reactions (anaphylaxis) | ALK

ARS PHARMA
ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

Commercialization Progress ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

Structural barriers in autoinjector market structure mean fewer short-term opportunities to switch to *neffy*

Epinephrine Autoinjector Market Flow

EAI Rx Today (2025-2026) → **When EAI Expires (Later in 2026/2027)**

Short-term EAI market skewed to virtual electronic refills, where there is **no HCP discussion,** *therefore limited opportunity to switch to **neffy.***

~55%[1] Electronic virtual visits

~45%[1] in-person visits

High 30% overall EAI re-fill rate[2]

New Patients

~45% **new patient in-person visits**

~15% new patient virtual visit

~40% electronic virtual refills

High 30% overall EAI re-fill rate

However, **due to low EAI refill rates, over a 1-2 year period, there is significant patient turnover** that results in more in-person HCP discussion opportunities

~15% electronic virtual refills of 2025 cohort by 2027

ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

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References: 1. IQVIA analysis (March 2026) based on Jan 2025 to Jan 2026 epinephrine pharmacy and claims (LRx) and medical and institutional claims (Dx). **2.** IQVIA longitudinal epinephrine Rx claims analysis (2023).

ARS PHARMA

Underlying demand for *neffy* growing despite coverage challenges, but market structure obscures near-term uptake

Epinephrine Autoinjector Market Flow

EAI Rx Today (2025-2026) → **When EAI Expires (Later in 2026/2027)**

2x higher than overall market share for *neffy* where in-person HCP discussions are occurring

~55%[1] Electronic virtual visits

~45%[1] in-person visits

New Patients → ~45% **new patient in-person visits**; ~15% new patient virtual visit

90%+ intent to refill by actual *neffy* patients[2] → ~40% electronic virtual refills

50%+ future market share with improved market access when HCP discussion occurs about ***neffy***

Organically more HCP neffy discussions over 1-2 years due to low EAI refill rates

Faster neffy market share growth due to installed base of neffy patients refilling virtually without HCP discussion

References: 1. IQVIA analysis (March 2026) based on Jan 2025 to Jan 2026 epinephrine pharmacy and claims (LRx) and medical and institutional claims (Dx). 2. September 2025 consumer ATU survey (*neffy* users only, n = 70).

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ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

HCPs support the belief that neffy will capture a lion’s share of the market with comparable market access as autoinjectors Anticipated share (%) of patients receiving neffy References: 1. October 2025 HCP ATU survey (n = 250). ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

neffy users indicating a higher intention to refill vs. EAIs, contributing to market expansion % of users likely to refill neffy1 (12 to 24 month expiry from product receipt) Actual EAI refill rates2 (12 to 24 months after initial Rx) 87% of neffy users report a positive impact on daily and social life1 References: 1. September 2025 consumer ATU survey (neffy users only, n = 70). 2. IQVIA longitudinal prescription data (2023). High rates of neffy patient satisfaction and intent to refill ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

neffy is already expanding the epinephrine market into new patient segments beyond those who already fill autoinjector Rx

Source of *neffy* patients by segment *(September 2025)*[1]



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%

26% of *neffy* patients are from market expansion segments that represent a significant addressable market in the US

Addressable US Segment Size (Patients)

Never Rx:
(~13.5 million patients)

Lapsed/Non-Filler:
(~3.3 million patients)

Active EAI: ~$2B net sales[2]
(~3.3 million patients)

ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

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References: 1. September 2025 survey of neffy users (n = 70). **2.** Segment net sales estimated by IQVIA epinephrine prescription data and *neffy*'s net price per two-pack unit.

Real world evidence from neffy experience supports the clinical interchangeability of neffy and injection References: 1. Casale TB, Spergel JM, Bernstein DI, Tanimoto S. Real world data on the effectiveness of neffy in clinical practice. Annals of Allergy, Asthma and Immunology (November 2025). ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

80% of patients are very likely or extremely likely to ask their HCP about neffy after learning about it2 89% of HCPs prescribe neffy when asked by a patient3 20% May 2025 2.9x increase 58% Dec 2025 DTC impact on aided consumer awareness of neffy (%)1 References: 1. September 2025 DTC Tracker (n = 400 type I allergy patients), 2. September 2025 consumer ATU survey (n = 400 type I allergy patients). 3. September 2025 HCP ATU survey (n = 250 HCPs). neffy investment in DTC is significantly increasing consumer awareness with early ROI measures on track to benchmarks ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

72% of patients are interested in a virtual prescriber option1 $0 co-pay for commercially eligible patients $0 visit fee <5 to 10 min appointment at the patient's convenience References: 1. August 2025 consumer ATU survey (n = 400 type I allergy patients). “Get neffy on Us” virtual prescriber with a $0 co-pay launched in November 2025 to reduce patient burden ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

Chronic spontaneous urticaria (CSU) is a blockbuster opportunity for ARS-2 as the first-ever treatment for acute flares

~1.5M diagnosed and treated chronic urticaria patients based on US claims database analysis prevalence of 0.57%[1]

900K US chronic urticaria patients reported to be uncontrolled with Rx medication[1]

No treatments available for acute CSU flares today

~8-9 HCP visits per year[1] plus ~4-5 ER visits per year[1,2] **X** **$900+** WAC/Rx[3]

X **~50%** GTN Yield **=**

$2B+ peak CSU net sales potential[4]

ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

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References: 1. Riedl MA et al. Clinical burden, treatment and disease control in patients with chronic spontaneous urticaria. *Annals of Allergy, Asthma and Immunology* (2025). **2.** Barniol C, et al. Annals of Emergency Medicine (2018). **3.** Anticipated WAC of neffy at the time of CSU launch in 2028. **4.** Assuming one episode per month that requires treatment with ***neffy***.

Intranasal epinephrine (ARS-2) shows significant and rapid reduction of acute flares in treatment-resistant CSU patients in-clinic who exhibit flares nearly all the time References: 1. Bernstein J, et al. Frequency of angioedema in chronic spontaneous urticaria: Report from the Urticaria Voices study. American Academy of Asthma and Immunology Annual Meeting (February 2024). ARS Pharmaceuticals, Inc. Investor Presentation – March 2026 Randomized, placebo-controlled, blinded Phase 2b study in the clinic

Phase 2b trial with low-dose ARS-2 (0.5 mg, 1 mg) in CSU patients with episodic flares to read out starting in H2 2026, followed by Phase 3 (mid-2027) and potential launch in 2028 n = 42 CSU patients, 18 to 65 years old, with a history of moderate to severe acute exacerbations or flares (UAS Score ≥ 2) Patients are on chronic therapy of antihistamines or biologics, experiencing at least 1-2 acute flares/month or every other month EPI-U02 CSU Trial enrollment criteria ARS-2 (0.5 mg) ARS-2 (1.0 mg) Placebo Event 1 ARS-2 (0.5 mg) ARS-2 (1.0 mg) Placebo ARS-2 (0.5 mg) ARS-2 (1.0 mg) Placebo Event 2 Event 3 X X CSU patients randomized to 6 possible sequences to receive 0.5 mg, 1.0 mg, placebo to treat outpatient events Clinical outcomes H2 2026 read-out 2027 Phase 3 (n = ~100) 2028 NDA filing/FDA approval Self-assessment via smartphone app taken at multiple timepoints in first 180 min, and 6 hours and 8 hours post-dose Primary endpoints: Change in itch score (UAS) Change in hives scores (UAS) Patients can use a second dose if symptoms recur within 24 hours after initial dose ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

CSU experts intend to prescribe ARS-2, if approved, as an adjunctive therapy to a majority of CSU patients of all CSU patients would be prescribed ARS-2 (regardless of background therapy - antihistamines, biologics and combo) “I would be very excited to have this option to provide to our patients… even at the first appointment when talking about what we're going to do… up dosing anti histamines, potential for starting a biologic and I'm also going to give you this prescription for breakthrough symptom…” 64% Survey of allergists who manage ~3,000 CSU patients “None of our therapies that we use right now are directed at resolving CSU. They're all band aids that we're giving our patients to treat the symptoms... so you're going to have periods of time when there's going to be breakthrough because the condition hasn't gone away, and it's going to flare up. This provides a safe and effective option to treat those blips that keep happening.” “There's always going to be patients that have a breakthrough at each stage […] And the question arises, like how frequent enough is this happening or how severe is this enough to justify the next step. […] We don't necessarily need to jump up. [If] We have something that can help with those breakthrough events[…] It'd be a nice alternate pathway to treat a lot of these patients.” ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

Strong financial position to invest into the growth of neffy $245.0M in cash, cash equivalents and short-term investments as of December 31, 2025 ~50% gross-to-net retention guidance FY 2025 Highlights $84.3M total revenue $243.2M total operating expenses (cash and non-cash) $170.6M net loss ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

A Clear Path for Continuing to Accelerate *neffy* Growth in 2026, and Maintain Potential Blockbuster Sales Trajectory

- ✓ **$0 & <10 min** co-pay and wait-time for getting *neffy* at getneffy.com, for commercially eligible patients, eliminating travel, wait time and HCP visit costs for patients for a seamless customer experience
- ✓ **58%** consumer aided awareness of *neffy* as of Dec 2025, with a similar or greater DTC spend investment in 2026 to further drive patient action with optimized new DTC advertisement launched in Jan ‘26
- ✓ **680+** documented cases of real-world anaphylaxis treated using *neffy* with a ~90% response rate to a single dose that is the same as injection
- ✓ **$245M** Strong cash balance provides funding to cash-flow break, with GTN on track for steady-state ~50% target retention including PBM additions and $0 co-pay

Multi-blockbuster peak sales potential

driven by initial **$3.5B** segment, **~$7B** expansion segment and ~**$2B+** CSU indication neffy
neffy
2 mg
1 mg

ARS Pharmaceuticals, Inc. Investor Presentation – March 2026

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ARS PHARMA